Table of Contents

Coronado Global Resources Inc. Form 10-Q September 30, 2021

1
EXHIBIT 31.2

CERTIFICATION

I, Gerhard Ziems, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Coronado

Global Resources Inc.;

2. Based on

my knowledge, this report

does not contain any

untrue statement of

a material fact

or omit to

state a material
fact necessary

to make

the statements

made, in

light of

the circumstances

under which

such statements

were made,

not
misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in
all material respects the financial condition,

results of operations and cash flows

of the registrant as of, and

for, the periods
presented in this report;

4. The

registrant’s other

certifying officer

and I

are responsible

for establishing

and maintaining

disclosure controls

and
procedures (as defined in Exchange Act Rules 13a-15(e) and

15d-15(e)) for the registrant and have:

(a) designed such

disclosure controls

and procedures,

or caused

such disclosure

controls and

procedures to

be
designed under our supervision, to ensure that material information relating to the registrant, including its
consolidated subsidiaries,

is made known

to us by

others within

those entities,

particularly during

the period

in
which this report is being prepared;

(b) designed such internal control over

financial reporting, or caused such internal

control over financial reporting
to be designed under

our supervision, to provide reasonable

assurance regarding the reliability of

financial reporting
and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report

our
conclusions about the effectiveness

of the disclosure controls

and procedures, as

of the end of

the period covered
by this report based on such evaluation; and

(d) disclosed in

this report

any change

in the

registrant’s internal

control over

financial reporting

that occurred
during the registrant’s most recent fiscal

quarter (the registrant’s fourth fiscal quarter

in the case of

an annual report)
that has materially

affected, or is reasonably

likely to materially affect,

the registrant’s internal control over

financial
reporting; and

5. The registrant’s

other certifying officer(s)

and I have

disclosed, based on

our most recent

evaluation of internal

control
over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to

adversely affect the registrant’s

ability to record, process, summarize

and
report financial information; and

(b) Any fraud, whether or

not material, that involves management

or other employees who

have a significant role
in the registrant’s internal control

over financial reporting.

Date: November 8, 2021. /s/ Gerhard Ziems
Gerhard Ziems
Group Chief Financial Officer